UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     March 28, 2005
                                                --------------------------------

Morgan Stanley ABS Capital I Inc. (as depositor under the Pooling and Servicing
  Agreement, dated as of September 1, 2003, relating to the Morgan Stanley ABS
   Capital I Inc. Trust 2003-NC8, Mortgage Pass-Through Certificates, Series
                                   2003-NC8)
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             (Exact name of registrant as specified in its charter)


        Delaware                    333-104046-12                13-3939229
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(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)

1585 Broadway, New York, New York                                     10036
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(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code      (212) 761-4000
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.
               ------------

        Attached as Exhibit 4 is the Amendment to the Pooling and Servicing Agreement (the "Amendment") for Morgan Stanley ABS Capital I Inc. Trust 2003-NC8, Mortgage Pass-Through Certificates, Series 2003-NC8, by and among Morgan Stanley ABS Capital I Inc., a Delaware corporation, as depositor (the "Depositor"), Litton Loan Servicing LP, a Delaware limited partnership (the "Servicer"), NC Capital Corporation, a California corporation (the "Responsible Party") and Deutsche Bank National Trust Company, a national banking association (the "Trustee"), which amends the Pooling and Servicing Agreement, dated as of September 1, 2003 (the "Pooling and Servicing Agreement"), among the Depositor, the Servicer, the Responsible Party and the Trustee, as amended by the Servicer Resignation, Appointment, Assumption and Amendment Agreement, dated as of December 1, 2004, among the Depositor, the Trustee, the Responsible Party, The Provident Bank and the Servicer. The purpose of the attached Amendment is to (1) to clarify and/or correct the definitions of "Available Funds" and "Subordination Reduction Amount"; (2) to permit the Trustee to issue Class X and Class P certificates in minimum percentage interests of 1%; and (3) to permit the servicer to purchase mortgage loans that are 90 or more days delinquent under certain conditions.

        Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
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(c) Exhibits

Exhibit 4 Attached as Exhibit 4 is the Amendment to the Pooling and Servicing Agreement for Morgan Stanley ABS Capital I Inc. Trust 2003-NC8, Mortgage Pass-Through Certificates, Series 2003-NC8, by and among the Depositor, the Servicer, the Responsible Party and the Trustee, which amends the Pooling and Servicing Agreement, among the Depositor, the Servicer, the Responsible Party and the Trustee, as amended by the Servicer Resignation, Appointment, Assumption and Amendment Agreement, dated as of December 1, 2004, among the Depositor, the Trustee, the Responsible Party, The Provident Bank and the Servicer.

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  April 29, 2005                              MORGAN STANLEY ABS CAPITAL I
                                                   INC.




                                                   By:  /s/Steven Shapiro
                                                      --------------------------
                                                   Name:   Steven Shapiro
                                                   Title:  Executive Director

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                   Paper (P) or
Exhibit No.                    Description                       Electronic (E)
-----------                    -----------                       --------------

4                              Attached as Exhibit 4 is the            (E)
                               Amendment to the Pooling and
                               Servicing Agreement for Morgan
                               Stanley ABS Capital I Inc. Trust
                               2003-NC8, Mortgage Pass-Through
                               Certificates, Series 2003-NC8,
                               by and among the Depositor, the
                               Servicer, the Responsible Party
                               and the Trustee, which amends
                               the Pooling and Servicing
                               Agreement, among the Depositor,
                               the Servicer, the Responsible
                               Party and the Trustee, as
                               amended by the Servicer
                               Resignation, Appointment,
                               Assumption and Amendment
                               Agreement, dated as of December
                               1, 2004, among the Depositor,
                               the Trustee, the Responsible
                               Party, The Provident Bank and
                               the Servicer.